Exhibit 99.2

Q2 2016 Financial Results August 2, 2016 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted EBITDA excluding inventory revaluation, Adjusted Net Income (loss), and Adjusted EPS - Diluted. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance. We have provided a reconciliation of these measures in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Corporate Finance

3 2015 Sustainability Highlights SUSTAINABLE PRODUCTS Potential density reduction with Trinseo PULSETM XT7215 versus alternative solution 10% Reduction in energy consumption using an LED bulb with Trinseo plastic lens, compared to incandescent light 75% Reduction in fuel consumption when using low rolling resistance tires with SSBR rubber 3% Packaging made with STYRONTM polystyrene can reduce food waste 1 in 4 SUSTAINABLE PERFORMANCE Reduction in waste of 17% (vs. prior year) 17% Reduction in emissions of volatile organic chemicals (VOCs) (from 2011 baseline) 50% Reduction in total chemical emissions (from 2011 baseline) 18% Reduction in electricity use (from 2011 baseline) 4% Percent of Trinseo teams with Triple Zero record: no injuries, no significant spills, no process safety incidents 73% Percent of Trinseo employees who completed ethics and compliance training 96% Percent of Trinseo plants with ISO 14001 certification 58% Percent of Trinseo sites with ISO 50001 certification 27% SUSTAINABLE OPERATIONS

4 Key Points Q2 2016 Adjusted EBITDA ex Inventory Revaluation $169MM Record performance Solid Performance Materials EBITDA BP&F benefit from styrene planned turnarounds Full Year 2016 Guidance $605MM - $615MM Adjusted EBITDA ex Inventory Reval Minimal inventory revaluation expected Free cash flow expected to be $320 million excluding working capital impacts Q2 2016 Free Cash Flow $68MM Record cash balance and total liquidity $37MM spent on share repurchases Q3 2016 Guidance $140MM - $150MM Adjusted EBITDA ex Inventory Reval Minimal inventory revaluation expected Styrene margins close to Q1 levels after spring turnaround season in Q2 Guidance Results

Continued business optimization – divestiture of Brazil operations Share buybacks Approximately 800,000 shares repurchased Approximately 2.4 million shares repurchased YTD (5% of outstanding shares) Board of Directors approved additional $100 million repurchase as part of the total 4.5 million shares approved by shareholders over next 2 years Initiated a $0.30 per share quarterly cash distribution 5 Performance Materials Net Sales: $528MM Adj EBITDA: $83MM Adj EBITDA ex Reval: $76MM Basic Plastics & Feedstocks Net Sales: $442MM Adj EBITDA: $121MM Adj EBITDA ex Reval: $115MM Synthetic Rubber Net Sales: $111MM Adj EBITDA: $30MM Latex Net Sales: $232MM Adj EBITDA: $21MM Performance Plastics Net Sales: $184MM Adj EBITDA: $31MM Note: Division and Segment Adjusted EBITDA excludes Corporate Segment Adjusted EBITDA of ($21)MM. Totals may not sum due to rounding. Q2 2016 Net Sales: $970MM Net Income: $96MM Adj EBITDA: $182MM Adj EBITDA ex Reval: $169MM Adj EPS: $2.30 Q2 2016 Highlights

Trinseo Q2 2016 Financial Results 6 Record Net Income, EBITDA and EPS performance $600 million Adjusted EBITDA excluding inventory revaluation in LTM period $970 $1,029 Q2'16 Q2'15 Revenue ($MM) $182 $169 $151 $122 Adj EBITDA Adj EBITDA ex Reval Adjusted EBITDA ($MM) Q2'16 Q2'15 $2.00 $2.30 $0.02 $1.61 EPS Adj EPS EPS ($) Q2'16 Q2'15

Latex 7 Volume consistent with historical levels Approximately $5MM negative price lag impact in Q2 Recent price increases and cost reductions reflected in results $232 $248 Q2'16 Q2'15 Revenue ($MM) $21 $15 Q2'16 Q2'15 Adjusted EBITDA ($MM) 310 312 Q2'16 Q2'15 Volume (MM Lbs)

Synthetic Rubber 8 Continued strong high-performance tire market SSBR sales volume was the second highest quarter on record $111 $115 Q2'16 Q2'15 Revenue ($MM) $30 $18 Q2'16 Q2'15 Adjusted EBITDA ($MM) 148 153 Q2'16 Q2'15 Volume (MM Lbs)

Performance Plastics 9 Continued strong performance Record quarterly sales volume in automotive $184 $185 Q2'16 Q2'15 Revenue ($MM) $31 $21 Q2'16 Q2'15 Adjusted EBITDA ($MM) 154 150 Q2'16 Q2'15 Volume (MM Lbs)

Basic Plastics & Feedstocks 10 Record Adjusted EBITDA excluding inventory revaluation of $115 million in 2016 versus $99 million in prior year Sustained, higher level of profitability with strong performance across styrene, styrenic polymers, and polycarbonate $442 $480 Q2'16 Q2'15 Revenue ($MM) $121 $122 Q2'16 Q2'15 Adjusted EBITDA ($MM) 734 539 708 557 Segment Volume Polymer Volume Volume (MM Lbs) Q2'16 Q2'15

Balance Sheet and Cash Flow 11 Liquidity ($MM) Net Leverage(3) (1) Free Cash Flow = cash from operating activities + cash from investing activities – change in restricted cash. 2015 value of $316MM excludes a call premium of approximately $69MM. 2014 value of $81MM excludes approximately $56MM of termination fees for Latex JV Option and Bain Advisory Agreement. (2) A/R Securitization facility commitment of $200MM ($130MM available at Q2’16) and Revolving Credit facility commitment of $325MM ($309MM available at Q2’16). NOTE: Totals may not sum due to rounding. (3) Net Leverage = (Total Debt – Cash & Cash Equivalents) / LTM Adjusted EBITDA Summary Q2 cash from operating activities of $95 million and free cash flow of $68 million Q2 dividends of $30 million from Americas Styrenics Net leverage of 1.3x at quarter end Unused Borrowing Facilities(2) Cash & Cash Equivalents Free Cash Flow ($MM) (1) $81 Call premium related to refinancing $904 $316 $465 $439 Q2'16 $170 $25 $247 $344 $56 $69 2013 2014 2015 Q2'16 LTM 4.1x 3.8x 1.6x 1.3x 2013 2014 2015 Q2'16 LTM

Western Europe and Asia Styrene Margin Trends 12 Western Europe Margin Asia Margin Q2 to Q3 -$25/MT Q2 to Q3 -125$/MT Source: IHS/Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Margin: Styrene less 80% * Benzene less 30% * Ethylene. Styrene Ethylene Benzene SM Margin Styrene Ethylene Benzene SM Margin 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Styrene Margin - USD/MT USD/MT 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Styrene Margin - USD/MT USD/MT

Q3 2016 Expectations

TRINSEO

		Adj EBITDA ex Reval ($MM)	
Performance Materials	Latex	~$25	➢ Price increases implemented ➢ Cost initiatives continuing
Performance Materials	Synthetic Rubber	~$25	➢ Very strong high-performance tire market ➢ Higher Q3 volume vs. Q2
Performance Materials	Performance Plastics	~$25	➢ Lower automotive volume due to seasonality
	Basic Plastics & Feedstocks	$85 - $95	➢ Styrene margins more in line with Q1 ➢ Strong styrenic polymer and polycarbonate margins continuing ➢ Consistent JV performance
	Corporate	~$(22)	

Adj EBITDA ex inventory reval $140MM - $150MM / Adj EPS $1.55 - $1.70
Assumes minimal inventory revaluation

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Increasing 2016 Expectations

TRINSEO

Adj EBITDA ex Reval ($MM)

Performance Materials	$300 - $310	At least 5% Adjusted EBITDA growth ➢ Realization of Latex actions ➢ Continued strong volume and margin in Synthetic Rubber (no significant turnarounds) ➢ Modest growth in Performance Plastics
Basic Plastics & Feedstocks	~$395	➢ YoY structural improvement in styrene margins ➢ Continued strong polystyrene and ABS margins ➢ Continued healthy polycarbonate margins ➢ Solid JV performance
Corporate	~$(90)	➢ Consistent with recent levels
Free Cash Flow (ex Δ in working capital)	~$320	➢ ~ $75MM cash interest ➢ ~ $65MM cash taxes ➢ ~ $150MM capital expenditures

Adj EBITDA ex inventory reval $605MM - $615MM / Adj EPS $6.95 - $7.10
Assumes minimal inventory revaluation

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Bridging to 2016 Guidance 15 $550 $610 ( $60 ) + $20 + $100 2015 Adj EBITDA excl Inv Revaluation 2015 Fly-up Styrene Margin Performance Materials >5% Growth BP&F Structural Improvement 2016 Adj EBITDA excl Inv Revaluation (Guidance Midpoint) Adj EBITDA excl Inventory Revaluation ($MM)

Q&A

Appendix

US GAAP to Non-GAAP Reconciliation 18 NOTE: Totals may not sum due to rounding. Third Quarter and Full Year 2016 Three Months Ended Year Ended (In millions, e xcept per share data) September 30, 2016 December 31, 2016 Adjusted EBITDA excluding inventory revaluation $ 140 - 150 $ 605 - 615 Interest expense, net (20) (76) Provision for income taxes (21) – (24) (94) – (97) Depreciation and amortizat ion (26) (102) Reconciling items to Adjusted EBITDA — (17) Net Income 73 - 80 316 - 323 Reconciling items to Adjusted Net Income — 17 Adjusted Net Income 73 - 80 333 - 340 Weighted average shares - diluted 47 .3 47 .9 Adjusted EPS $ 1.5 5 - 1.70 $ 6.95 – 7.10

US GAAP to Non-GAAP Reconciliation 19 NOTE: Totals may not sum due to rounding.

Selected Segment Information 20 NOTE: Totals may not sum due to rounding.